UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21539

First Trust Senior Floating Rate Income Fund II
(Exact name of registrant as specified in charter)

120 East Liberty Drive
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code: 630-765-8000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

First Trust
Senior Floating Rate Income Fund II (FCT)

Semi-Annual Report
For the Six Months Ended
November 30, 2024

Table of Contents
First Trust Senior Floating Rate Income Fund II (FCT)
Semi-Annual Report
November 30, 2024
Performance and Risk Disclosure
There is no assurance that First Trust Senior Floating Rate Income Fund II (the “Fund”) will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

First Trust Senior Floating Rate Income Fund II (FCT)
“AT A GLANCE”
As of November 30, 2024 (Unaudited)

Fund Statistics
Symbol on New York Stock Exchange	FCT
Common Share Price	$10.44
Common Share Net Asset Value (“NAV”)	$10.87
Premium (Discount) to NAV	(3.96)%
Net Assets Applicable to Common Shares	$282,436,187
Current Monthly Distribution per Common Share(1)	$0.0970
Current Annualized Distribution per Common Share	$1.1640
Current Distribution Rate on Common Share Price(2)	11.15%
Current Distribution Rate on NAV(2)	10.71%
Common Share Price & NAV (weekly closing price)

Performance
Average Annual Total Returns
	6 Months Ended 11/30/24	1 Year Ended 11/30/24	5 Years Ended 11/30/24	10 Years Ended 11/30/24	Inception (5/25/04) to 11/30/24
Fund Performance(3)
NAV	4.53%	9.89%	5.47%	5.22%	4.66%
Market Value	5.47%	19.56%	7.03%	5.97%	4.21%
Index Performance
Morningstar® LSTA® US Leveraged Loan Index	4.11%	10.10%	6.06%	4.95%	5.02%

(1)
Most recent distribution paid through November 30, 2024. Subject to change in the future.
(2)
Distribution rates are calculated by annualizing the most recent distribution paid through the report date and then dividing by Common Share Price or NAV, as applicable, as of November 30, 2024. Subject to change in the future.
(3)
Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. From inception to October 12, 2010, Four Corners Capital Management, LLC served as the Fund’s sub-advisor. Effective October 12, 2010, the Leveraged Finance Team of First Trust Advisors L.P. assumed the day-to-day responsibility for management of the Fund’s portfolio. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust Senior Floating Rate Income Fund II (FCT)
“AT A GLANCE” (Continued)
As of November 30, 2024 (Unaudited)
Credit Quality (S&P Global Ratings)(4)	% of Total Investments
BBB-	1.7%
BB+	2.5
BB	4.8
BB-	13.4
B+	14.7
B	37.0
B-	19.2
CCC+	3.1
CCC	0.4
CCC-	0.3
CC	0.9
Not Rated	1.4
Money Market Funds	0.6
Total	100.0%

Top 10 Issuers	% of Total Investments
Clarivate Analytics PLC (Camelot)	2.3%
CCC Intelligent Solutions, Inc.	2.2
Dun & Bradstreet Corp.	2.1
Alliant Holdings I LLC	2.1
IRB Holding Corp. (Arby’s/Inspire Brands)	2.0
Hub International Ltd.	1.9
USI, Inc.	1.8
Informatica Corp.	1.7
Amwins Group, Inc.	1.6
AssuredPartners, Inc.	1.6
Total	19.3%

Industry Classification	% of Total Investments
Software	17.6%
Insurance	15.0
Professional Services	7.6
Health Care Providers & Services	6.3
Health Care Technology	6.0
Containers & Packaging	5.3
Hotels, Restaurants & Leisure	4.9
IT Services	4.8
Media	4.1
Commercial Services & Supplies	3.4
Food Products	2.9
Capital Markets	2.5
Machinery	2.2
Specialty Retail	2.2
Diversified Telecommunication Services	2.1
Diversified Consumer Services	2.0
Aerospace & Defense	1.7
Health Care Equipment & Supplies	1.5
Life Sciences Tools & Services	1.3
Consumer Finance	0.9
Broadline Retail	0.9
Financial Services	0.9
Trading Companies & Distributors	0.7
Electronic Equipment, Instruments & Components	0.7
Automobiles & Components	0.6
Money Market Funds	0.6
Chemicals	0.3
Entertainment	0.3
Building Products	0.3
Independent Power & Renewable Electricity Producers	0.2
Construction & Engineering	0.1
Household Durables	0.1
Pharmaceuticals	0.0*
Total	100.0%

*	Amount is less than 0.1%.

(4)
The ratings are by S&P Global Ratings except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Portfolio Management
First Trust Senior Floating Rate Income Fund II (FCT)
Semi-Annual Report
November 30, 2024 (Unaudited)
Advisor
The First Trust Advisors L.P. (“First Trust”) Leveraged Finance Team is comprised of 17 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of November 30, 2024, the First Trust Leveraged Finance Team managed or supervised approximately $6.6 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including two closed-end funds, an open-end fund, and five exchange-traded funds on behalf of retail and institutional clients.
Portfolio Management Team
William Housey, CFA - Managing Director of Fixed Income, Senior Portfolio Manager
Jeffrey Scott, CFA - Senior Vice President, Portfolio Manager

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments
November 30, 2024 (Unaudited)

Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) – 110.0%
	Aerospace & Defense – 2.1%
$383,179	BBA Aviation (Signature Aviation US Holdings, Inc./Brown Group Holding LLC), Term Loan B1, 1 Mo. CME Term SOFR + 2.50%, 0.50% Floor	7.07%	07/01/31	$385,287
574,308	Signia Aerospace LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	7.40%	11/22/31	575,744
397,651	Transdigm, Inc., Term Loan J, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	7.10%	02/28/31	398,006
4,330,065	Transdigm, Inc., Term Loan K, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	7.35%	03/22/30	4,337,859
122,714	Transdigm, Inc., Term Loan L, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	7.32%	01/19/32	122,801
				5,819,697
	Alternative Carriers – 1.0%
2,640,010	Level 3 Financing, Inc., Term Loan B1, 1 Mo. CME Term SOFR + 6.56%, 2.00% Floor	11.13%	04/16/29	2,702,447
	Application Software – 17.1%
619,749	Applied Systems, Inc., Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.60%	02/24/31	625,786
7,099,832	CCC Intelligent Solutions, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.25%, 0.50% Floor	6.94%	09/21/28	7,145,093
608,599	ConnectWise LLC, Term Loan B, 3 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	8.37%	09/30/28	612,251
622,213	Darktrace PLC (Leia Finco US LLC), Second Lien Term Loan, 3 Mo. CME Term SOFR + 5.25%, 0.00% Floor	9.89%	10/09/32	617,285
3,677,127	Darktrace PLC (Leia Finco US LLC), Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.89%	10/09/31	3,684,408
372,911	Envestnet, Inc. (BCPE Pequod Buyer, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	8.08%	11/30/31	375,974
3,425,026	Epicor Software Corp., Term Loan E, 1 Mo. CME Term SOFR + 3.25%, 0.75% Floor	7.82%	05/30/31	3,454,824
4,117,003	Genesys Cloud Services Holding II LLC, Combined Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.75% Floor	7.57%	12/01/27	4,158,811
398,037	Inmar, Inc., Term Loan B, 1 Mo. CME Term SOFR + 5.00%, 0.50% Floor	9.57%	10/31/31	399,680
453,762	Inmar, Inc., Term Loan B, 3 Mo. CME Term SOFR + 5.00%, 0.50% Floor	9.51%-9.60%	10/31/31	455,634
1,800,976	Internet Brands, Inc. (Web MD/MH Sub I. LLC), 2023 New Term Loan B, 1 Mo. CME Term SOFR + 4.25%, 0.50% Floor	8.82%	05/03/28	1,805,739
1,265,863	Internet Brands, Inc. (Web MD/MH Sub I. LLC), Second Lien Term Loan, 1 Mo. CME Term SOFR + 6.25%, 0.00% Floor	10.82%	02/23/29	1,243,483
1,038,887	Ivanti Software, Inc., Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.25%, 0.75% Floor	9.12%	12/01/27	796,177
2,250,874	LogMeIn, Inc. (GoTo Group, Inc.), First Lien First Out TL, 1 Mo. CME Term SOFR + CSA + 4.75%, 0.00% Floor	9.47%	04/30/28	2,011,719
2,006,117	LogMeIn, Inc. (GoTo Group, Inc.), First Lien Second Out TL, 1 Mo. CME Term SOFR + CSA + 4.75%, 0.00% Floor (d)	9.47%	04/30/28	818,496
1,911,016	McAfee Corp. (Condor Merger Sub, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.50% Floor	7.91%	03/01/29	1,922,005
353,878	N-Able, Inc., Term Loan B, 3 Mo. CME Term SOFR + CSA + 2.75%, 0.50% Floor	7.53%	07/19/28	356,089
1,389,077	NCR Digital Banking (Dragon Buyer, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.85%	09/30/31	1,394,432
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2024 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Application Software (Continued)
$1,291,539	Open Text Corp. (GXS), Term Loan B, 1 Mo. CME Term SOFR + 1.75%, 0.50% Floor	6.32%	01/31/31	$1,295,982
933,251	Qlik Technologies (Project Alpha Intermediate Holding, Inc.), Incremental Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.50% Floor	7.77%	10/28/30	939,994
126,629	Qlik Technologies (Project Alpha Intermediate Holding, Inc.), Second Lien Term Loan, 1 Mo. CME Term SOFR + 5.00%, 0.50% Floor	9.53%	11/21/32	127,738
1,013,547	Qlik Technologies (Project Alpha Intermediate Holding, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.50% Floor	7.77%	10/28/30	1,020,870
130,941	RealPage, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.00%, 0.50% Floor	7.69%	04/24/28	130,302
3,300,267	SolarWinds Holdings, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	7.32%	02/05/30	3,329,144
2,045,086	Solera Holdings, Inc. (Polaris Newco), Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.50% Floor	8.85%	06/04/28	2,055,546
3,315,458	Ultimate Software Group (UKG, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.62%	02/10/31	3,341,434
4,045,581	Veeam Software Holdings Ltd. (VS Buyer LLC), Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	7.36%	04/14/31	4,088,566
				48,207,462
	Asset Management & Custody Banks – 2.9%
475,041	Alter Domus (Chrysaor Bidco SARL), Term Loan B, 3 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.12%	10/31/31	478,604
3,381,415	Ascensus Holdings, Inc. (Mercury), First Lien Term Loan, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	8.19%	08/02/28	3,412,406
244,685	Assetmark Financial Holdings (GTCR Everest Borrower LLC), Initial Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.60%	09/05/31	246,463
1,588,689	Edelman Financial Engines Center LLC, Second Lien Term Loan, 1 Mo. CME Term SOFR + 5.25%, 0.00% Floor	9.82%	10/06/28	1,600,937
2,389,582	Edelman Financial Engines Center LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.82%	04/07/28	2,407,218
				8,145,628
	Automotive Parts & Equipment – 0.7%
2,000,000	Clarios Global, L.P. (Power Solutions), Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	7.07%	05/06/30	2,015,840
	Automotive Retail – 1.8%
618,170	Highline Aftermarket Acquisition LLC, Term Loan B, 1 Mo. CME Term SOFR + 4.00%, 0.75% Floor	8.57%	11/09/27	624,352
1,744,407	Les Schwab Tire Centers (LS Group OpCo Acq. LLC), Term B Loan, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.57%	04/23/31	1,753,949
2,716,484	Mavis Tire Express Services Topco Corp., Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.75% Floor	8.07%	05/04/28	2,742,725
				5,121,026
	Broadcasting – 1.2%
3,459,557	Nexstar Media, Inc., Incremental Term Loan B-4, 1 Mo. CME Term SOFR + CSA + 2.50%, 0.00% Floor	7.19%	09/19/26	3,475,246
	Broadline Retail – 1.0%
2,866,646	Peer Holding III B.V. (Action Holding), USD Term Loan B5, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.60%	07/01/31	2,893,521
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2024 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Building Products – 0.3%
$259,029	Miter Brands Acq. Holdco, Inc. (MIWD), Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.57%	03/28/31	$261,741
630,290	TAMKO Building Products, Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	7.34%	09/20/30	635,017
				896,758
	Cable & Satellite – 0.1%
386,459	Charter Communications Operating LLC, Term Loan B4, 3 Mo. CME Term SOFR + 2.00%, 0.00% Floor	6.59%	12/07/30	386,181
	Casinos & Gaming – 0.5%
674,110	Caesars Entertainment, Inc. (f/k/a Eldorado Resorts), 2031 Maturity Term Loan B1, 1 Mo. CME Term SOFR + 2.25%, 0.50% Floor	6.82%	02/06/31	678,428
778,378	Golden Nugget, Inc. (Fertitta Entertainment LLC), Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.07%	01/27/29	783,893
				1,462,321
	Commercial Printing – 1.2%
3,448,366	Multi-Color Corp. (LABL, Inc.), Initial Dollar Term Loan, 1 Mo. CME Term SOFR + CSA + 5.00%, 0.50% Floor	9.67%	10/29/28	3,376,381
	Commodity Chemicals – 0.4%
1,019,192	Charter Next Generation, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.75% Floor	7.65%	12/01/30	1,028,569
	Construction & Engineering – 0.2%
506,848	APi Group DE, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	6.57%	01/03/29	509,263
	Consumer Finance – 1.1%
3,115,001	Creative Planning Group (CPI Holdco), Initial Term Loan, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	6.57%	05/19/31	3,123,614
	Data Processing & Outsourced Services – 0.6%
1,633,331	Consilio (Skopima Consilio Parent LLC), Initial Term Loan, 1 Mo. CME Term SOFR + CSA + 4.00%, 0.50% Floor	8.69%	05/17/28	1,647,476
	Diversified Support Services – 0.7%
1,993,471	First Advantage Corp., Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.82%	10/31/31	2,015,479
	Electronic Equipment & Instruments – 0.8%
1,402,696	Chamberlain Group, Inc. (Chariot), Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	7.92%	11/03/28	1,411,245
851,963	Verifone Systems, Inc., Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.00% Floor	8.78%	08/20/25	800,926
				2,212,171
	Environmental & Facilities Services – 1.5%
886,882	Allied Universal Holdco LLC, Initial Term Loan, 1 Mo. CME Term SOFR + CSA + 3.75%, 0.50% Floor	8.42%	05/14/28	893,733
3,306,169	GFL Environmental, Inc. (Wrangler Holdco Corp.), 2024 Refi Term Loan, 3 Mo. CME Term SOFR + 2.00%, 0.50% Floor	6.61%	06/30/31	3,320,171
				4,213,904
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2024 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Health Care Facilities – 4.5%
$2,514,815	Ardent Health Services, Inc. (AHP Health Partners, Inc.), 2024 Refi Term Loan, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	7.32%	08/24/28	$2,537,222
611,756	Concentra Health Services, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.82%	07/31/31	617,874
565,765	Hanger, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	8.07%	10/23/31	572,074
1,870,539	IVC Evidensia (VetStrategy Canada/IVC Acquisition Midco Ltd.), Facility B10, 3 Mo. CME Term SOFR + 4.75%, 0.50% Floor	9.39%	12/06/28	1,888,664
3,124,218	Select Medical Corp., Term Loan B-2, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	6.53%	11/30/31	3,132,028
3,991,023	Southern Veterinary Partners LLC, Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.71%	11/30/31	4,032,350
				12,780,212
	Health Care Services – 2.9%
220,530	Agiliti Health, Inc. (Universal Hospital Services), Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.59%	05/01/30	217,499
424,406	Agiliti Health, Inc. (Universal Hospital Services), Term Loan B, 6 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.26%	05/01/30	418,572
1,687,354	Ensemble RCM LLC (Ensemble Health), 2024 Refi Loan, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.59%	08/01/29	1,706,514
2,569,334	ExamWorks Group, Inc. (Electron Bidco), Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.00%, 0.50% Floor	7.69%	11/01/28	2,588,810
722,737	R1 RCM, Inc. (Raven Acq. Holdings LLC), Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.86%	11/19/31	727,525
386,174	Radnet Management, Inc., Refi Term Loan, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.77%	04/18/31	388,451
2,139,250	Surgery Centers Holdings, Inc., 2024 Refi Term Loan, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	7.34%	12/19/30	2,157,851
				8,205,222
	Health Care Supplies – 1.7%
4,731,969	Medline Borrower, L.P. (Mozart), Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.50% Floor	6.86%	10/23/28	4,765,684
	Health Care Technology – 7.0%
4,776,940	athenahealth Group, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.50% Floor	7.82%	02/15/29	4,803,380
122,804	Clario (f/k/a eResearch Technology, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 4.00%, 1.00% Floor	8.57%	02/04/27	123,787
135,747	Cotiviti, Inc. (Verscend), Fixed Rate Term Loan, Fixed Rate at 7.63%	7.63%	05/01/31	137,257
3,351,880	Cotiviti, Inc. (Verscend), Floating Rate Term Loan, 1 Mo. CME Term SOFR + 3.00% Floor	7.67%	05/01/31	3,369,696
4,576,069	Mediware (Wellsky/Project Ruby Ultimate Parent Corp.), Term Loan B-4, 1 Mo. CME Term SOFR + CSA + 3.00%, 0.00% Floor	7.72%	03/10/28	4,610,390
254,090	PointClickCare Technologies, Inc., Term Loan B, 2 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.82%	10/31/31	256,234
3,506,527	Waystar Technologies, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	7.32%	10/22/29	3,531,739
771,256	WS Audiology (Auris Lux III SARL), USD Term Loan B6, 6 Mo. CME Term SOFR + 3.75%, 0.00% Floor	8.18%	02/28/29	779,450
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2024 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Health Care Technology (Continued)
$2,107,973	Zelis Payments Buyer, Inc., Term Loan B-2, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	7.32%	09/28/29	$2,111,399
				19,723,332
	Home Furnishings – 0.1%
259,513	Hunter Douglas, Inc. (Solis), Term Loan B, 3 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.02%	02/25/29	261,080
	Hotels, Resorts & Cruise Lines – 0.3%
452,551	Alterra Mountain Company, Term Loan B-6, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	7.32%	08/17/28	454,623
392,994	Wyndham Hotels & Resorts, Inc., 2024 Refi Term Loan, 1 Mo. CME Term SOFR + CSA + 1.75%, 0.00% Floor	6.32%	05/25/30	395,533
				850,156
	Independent Power Producers & Energy Traders – 0.2%
643,541	Cornerstone Generation LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.78%	12/31/31	649,304
	Industrial Machinery & Supplies & Components – 2.6%
1,937,232	Filtration Group Corp., 2021 Incremental Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	8.19%	10/21/28	1,955,393
123,490	Gates Global LLC, Term Loan B-5, 1 Mo. CME Term SOFR + 2.25%, 0.50% Floor	6.82%	06/04/31	124,279
960,119	Madison IAQ LLC, Term Loan B, 6 Mo. CME Term SOFR + 2.75%, 0.50% Floor	7.89%	06/21/28	966,533
244,509	nVent Thermal Management (Thermal Borrower), Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	8.03%	09/30/31	247,298
2,886,056	Pro Mach, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 1.00% Floor	8.07%	08/31/28	2,922,810
611	Service Logic Acq, Inc. (MSHC), Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.75% Floor	8.07%	10/29/27	618
243,286	Service Logic Acq, Inc. (MSHC), Term Loan B, 3 Mo. CME Term SOFR + 3.50%, 0.75% Floor	8.09%	10/29/27	246,023
249,871	SPX Flow, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	7.48%	04/05/29	252,060
606,408	TK Elevator Newco GMBH (Vertical U.S. Newco, Inc.), 2024 USD Refi Loan, 6 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.59%	04/30/30	611,778
				7,326,792
	Insurance Brokers – 16.9%
6,778,630	Alliant Holdings I LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	7.35%	09/19/31	6,827,606
5,027,488	Amwins Group, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.25%, 0.75% Floor	6.94%	02/19/28	5,054,711
35,974	Ardonagh Midco 3 Ltd., Facility B USD, 3 Mo. CME Term SOFR + 3.75%, 0.00% Floor	8.35%	02/15/31	36,379
581,012	Ardonagh Midco 3 Ltd., Facility B USD, 6 Mo. CME Term SOFR + 3.75%, 0.00% Floor	8.53%	02/15/31	587,549
5,159,615	AssuredPartners, Inc., 2024 Term Loan B5, 1 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.07%	02/14/31	5,200,247
2,938,809	Baldwin Insurance Group Holdings LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.82%	05/27/31	2,968,197
3,963,186	BroadStreet Partners, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.82%	06/16/31	3,989,303
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2024 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Insurance Brokers (Continued)
$6,059,431	Hub International Ltd., Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.75% Floor	7.37%	06/20/30	$6,110,088
124,433	Hyperion Insurance Group Ltd. (aka - Howden Group), 2031 Maturity Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	7.53%	02/21/31	125,177
130,235	Hyperion Insurance Group Ltd. (aka - Howden Group), Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.07%	04/18/30	131,388
1,587,878	IMA Financial Group, Inc., 2024 Refi Term Loan B, Prime Rate + 2.25%, 0.50% Floor	10.00%	11/01/28	1,592,348
1,812,291	OneDigital Borrower LLC, First Lien Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.50% Floor	7.82%	07/02/31	1,831,175
1,236,550	OneDigital Borrower LLC, Second Lien Term Loan, 1 Mo. CME Term SOFR + 5.25%, 0.50% Floor	9.82%	07/02/32	1,230,757
4,245,876	Ryan Specialty Group LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.82%	09/13/31	4,273,475
545,332	Truist Insurance Holdings LLC (McGriff/Panther Escrow), Second Lien Term Loan, 3 Mo. CME Term SOFR + 4.75%, 0.00% Floor	9.35%	05/06/32	558,965
1,243,403	Truist Insurance Holdings LLC (McGriff/Panther Escrow), Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.85%	05/06/31	1,250,043
1,695,381	USI, Inc., 2029 Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	7.35%	11/22/29	1,707,892
4,348,049	USI, Inc., 2030 Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	7.35%	09/29/30	4,378,616
				47,853,916
	Integrated Telecommunication Services – 1.5%
2,466,524	Numericable (Altice France SA or SFR), Term Loan B-11, 6 Mo. Synthetic USD LIBOR + 2.75%, 0.00% Floor	7.43%	07/31/25	2,279,993
987,437	Numericable (Altice France SA or SFR), Term Loan B-12, 6 Mo. Synthetic USD LIBOR + 3.69%, 0.00% Floor	8.37%	01/31/26	844,525
532,101	Radiate Holdco LLC (Astound), Amendment No. 6 Term Loan, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.75% Floor	7.94%	09/25/26	465,921
633,889	Zayo Group Holdings, Inc., Incremental Term Loan B-2, 1 Mo. CME Term SOFR + 4.25%, 0.50% Floor	8.82%	03/09/27	611,814
				4,202,253
	Internet Services & Infrastructure – 1.6%
4,434,474	Sedgwick Claims Management Services, Inc., 2024 Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.59%	07/31/31	4,471,125
	IT Consulting & Other Services – 3.4%
4,283,717	Gainwell Acquisition Corp. (f/k/a Milano), Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.75% Floor	8.70%	10/01/27	4,112,968
5,469,044	Informatica Corp., 2024 Refi Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.82%	10/30/28	5,499,807
				9,612,775
	Leisure Facilities – 0.1%
256,668	Life Time Fitness, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	7.15%	11/05/31	258,058
	Life Sciences Tools & Services – 1.5%
1,696,980	Parexel International Corp. (Phoenix Newco), 2024 Refi Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	7.57%	11/15/28	1,711,176
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2024 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Life Sciences Tools & Services (Continued)
$2,454,565	Syneos Health, Inc. (Star Parent), Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.00% Floor	8.60%	09/30/30	$2,413,647
				4,124,823
	Metal, Glass & Plastic Containers – 3.7%
559,167	Berlin Packaging LLC, Term Loan B-7, 1 Mo. CME Term SOFR + 3.75%, 0.00% Floor	8.42%	06/07/31	562,930
61,372	Berlin Packaging LLC, Term Loan B-7, 3 Mo. CME Term SOFR + 3.75%, 0.00% Floor	8.35%	06/07/31	61,785
1,360,880	Intertape Polymer Group, Inc. (Iris Holding, Inc.), Initial Term Loan, 3 Mo. CME Term SOFR + CSA + 4.75%, 0.50% Floor	9.44%	06/28/28	1,307,990
1,140,520	Magnera Corp. (Treasure Escrow/Glatfelter), Term Loan B, 3 Mo. CME Term SOFR + 4.25%, 0.00% Floor	8.76%	11/04/31	1,144,558
4,355,384	ProAmpac PG Borrower LLC, 2024 Refi Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.75% Floor	8.52%-8.66%	09/15/28	4,375,810
1,185,398	Tekni-Plex (Trident TPI Holdings, Inc.), Term Loan B7, 6 Mo. CME Term SOFR + 3.75%, 0.50% Floor	8.19%	09/18/28	1,198,840
1,918,313	TricorBraun, Inc., Initial Term Loan, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	7.94%	03/03/28	1,917,613
				10,569,526
	Movies & Entertainment – 0.4%
999,482	TKO Group Holdings, Inc. (UFC), Term Loan B-4, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.77%	11/21/31	1,008,052
	Other Diversified Financial Services – 1.0%
999,710	Gen II Fund Services (PEX Holdings LLC), Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	7.34%	11/19/31	1,005,333
1,854,552	Worldpay (GTCR W Merger Sub LLC/Boost Newco LLC), Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	7.10%	01/31/31	1,874,749
				2,880,082
	Other Specialty Retail – 0.7%
2,189,725	Petco Health and Wellness Company, Inc., Initial Term Loan B, 3 Mo. CME Term SOFR + CSA + 3.25%, 0.75% Floor	8.12%	03/04/28	2,099,891
	Packaged Foods & Meats – 2.3%
614,459	Froneri International Ltd., USD Term Loan B4, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	6.57%	10/31/31	614,895
1,341,317	Nomad Foods Ltd., Term Loan B-5, 6 Mo. CME Term SOFR + 2.50%, 0.50% Floor	6.97%	11/08/29	1,346,629
1,469,908	Shearer’s Foods LLC (Fiesta Purchaser, Inc.), Initial Term Loan B, 1 Mo. CME Term SOFR + 4.00%, 0.00% Floor	8.57%	02/12/31	1,481,667
3,050,042	Utz Quality Foods LLC, 2024 Refi Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	7.35%	01/20/28	3,061,861
				6,505,052
	Paper & Plastic Packaging Products & Materials – 2.4%
4,056,454	Graham Packaging Company, L.P., 2024 Refi Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	7.07%	08/04/27	4,078,095
2,780,522	Pactiv LLC/Evergreen Packaging LLC (f/k/a Reynolds Group Holdings), 2024 Refi Term Loan B-4, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	7.07%	09/24/28	2,803,558
				6,881,653
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2024 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Research & Consulting Services – 8.9%
$3,284,037	AlixPartners, LLP, Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.50%, 0.50% Floor	7.19%	02/04/28	$3,307,305
370,980	ASP Acuren Holdings, Inc. (AAL Delaware), Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	8.07%	07/31/31	374,633
7,472,027	Clarivate Analytics PLC (Camelot), 2024 Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	7.32%	01/31/31	7,437,021
6,862,081	Dun & Bradstreet Corp., Term Loan B-2, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.84%	01/18/29	6,889,667
427,066	Eisner Advisory Group LLC, Term Loan B, 1 Mo. CME Term SOFR + 4.00%, 0.50% Floor	8.57%	02/28/31	430,958
2,778,852	Grant Thornton Advisors LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.82%	05/31/31	2,799,873
1,695,252	J.D. Power (Project Boost Purchaser LLC), Term Loan B, 3 Mo. CME Term SOFR + 3.50%, 0.00% Floor	8.15%	07/16/31	1,712,645
1,249,100	Ryan LLC, Incremental Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.07%	11/14/30	1,258,081
807,943	Veritext Corporation (VT TopCo, Inc.), Initial Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.07%	08/12/30	815,937
				25,026,120
	Restaurants – 4.1%
1,554,115	1011778 B.C. Unlimited Liability Company (Restaurant Brands) (aka Burger King/Tim Horton’s), 2024 Refi Term Loan B-6, 1 Mo. CME Term SOFR + 1.75%, 0.00% Floor	6.32%	09/23/30	1,555,087
6,507,276	IRB Holding Corp. (Arby’s/Inspire Brands), 2024 Replacement Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.75%, 0.75% Floor	7.42%	12/15/27	6,544,172
3,491,954	Whatabrands LLC, 2024 Refi Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	7.32%	08/03/28	3,512,853
				11,612,112
	Security & Alarm Services – 0.4%
1,268,398	Garda World Security Corp., Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	8.11%	02/01/29	1,285,205
	Specialized Consumer Services – 2.4%
638,368	Belron Finance US LLC, 2031 USD Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.50% Floor	7.27%	10/16/31	646,427
1,433,932	Caliber Collision (Wand NewCo 3, Inc.), 2024 Refi Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.82%	01/30/31	1,445,770
834,561	Caliber Collision (Wand NewCo 3, Inc.), 2024 Refi Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.85%	01/30/31	841,451
255,453	Mister Car Wash Holdings, Inc., 2024 Refinancing Term Loans, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	7.34%	03/27/31	256,547
3,514,939	Mister Car Wash Holdings, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	7.34%	03/27/31	3,530,000
				6,720,195
	Systems Software – 3.4%
494,367	BMC Software Finance, Inc. (Boxer Parent), 2031 First Lien Term Loan, 3 Mo. CME Term SOFR + 3.75%, 0.00% Floor	8.34%	07/30/31	498,397
235,842	Gen Digital, Inc. (f/k/a NortonLifeLock, Inc.), 2024 Refi Term Loan, 1 Mo. CME Term SOFR + 1.75%, 0.50% Floor	6.32%	09/12/29	236,383
2,951,402	Idera, Inc. (Flash Charm), 2024 Refi Term Loan, 3 Mo. CME Term SOFR + 3.50%, 0.75% Floor	8.07%	03/02/28	2,924,957
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2024 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Systems Software (Continued)
$320,701	Idera, Inc. (Flash Charm), Second Lien Term Loan, 3 Mo. CME Term SOFR + CSA + 6.75%, 0.75% Floor	11.47%	03/02/29	$313,485
2,531,687	Proofpoint, Inc., 2024 Refi Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	7.57%	08/31/28	2,549,574
2,681,998	SS&C Technologies Holdings, Inc., Term Loan B8, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	6.57%	05/09/31	2,696,963
406,825	SUSE (Marcel Bidco LLC), Term Loan B, Daily CME Term SOFR + 3.50%, 0.50% Floor	8.07%-8.32%	11/13/30	410,132
				9,629,891
	Trading Companies & Distributors – 0.8%
250,924	Kodiak BP LLC (American Builders Supply, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.00% Floor	8.27%	11/30/31	251,760
1,996,282	Veritiv Corporation (Verde Purchaser LLC), 2024 Refi Term Loan B, 3 Mo. CME Term SOFR + 4.50%, 0.00% Floor	9.10%	12/02/30	1,992,788
				2,244,548
	Total Senior Floating-Rate Loan Interests			310,800,043
	(Cost $310,079,716)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) – 5.5%
	Application Software – 0.1%
238,000	GoTo Group, Inc. (e)	5.50%	05/01/28	199,325
238,000	GoTo Group, Inc. (d) (e)	5.50%	05/01/28	89,250
				288,575
	Broadcasting – 2.2%
4,300,000	iHeartCommunications, Inc. (e)	5.25%	08/15/27	2,999,250
829,000	Nexstar Media, Inc. (e)	5.63%	07/15/27	817,650
2,395,000	Sirius XM Radio, Inc. (e)	3.13%	09/01/26	2,305,812
				6,122,712
	Cable & Satellite – 1.2%
2,137,000	CCO Holdings LLC / CCO Holdings Capital Corp. (e)	5.13%	05/01/27	2,109,974
1,465,000	CSC Holdings LLC (e)	7.50%	04/01/28	1,060,226
374,000	CSC Holdings LLC (e)	11.25%	05/15/28	370,419
				3,540,619
	Casinos & Gaming – 0.2%
572,000	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. (e)	4.63%	01/15/29	537,835
	Health Care Supplies – 0.1%
274,000	Medline Borrower, L.P. / Medline Co-Issuer, Inc. (e)	6.25%	04/01/29	279,430
	Insurance Brokers – 0.6%
346,000	AmWINS Group, Inc. (e)	4.88%	06/30/29	328,865
1,247,000	Panther Escrow Issuer LLC (e)	7.13%	06/01/31	1,278,440
				1,607,305
	Life Sciences Tools & Services – 0.0%
137,000	Star Parent, Inc. (e)	9.00%	10/01/30	141,624
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2024 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) (Continued)
	Packaged Foods & Meats – 1.1%
$3,000,000	Post Holdings, Inc. (e)	6.25%	02/15/32	$3,034,878
	Total Corporate Bonds and Notes			15,552,978
	(Cost $15,511,106)
FOREIGN CORPORATE BONDS AND NOTES (c) – 0.6%
	Application Software – 0.0%
22,000	Open Text Corp. (e)	3.88%	02/15/28	20,786
	Environmental & Facilities Services – 0.1%
305,000	GFL Environmental, Inc. (e)	4.00%	08/01/28	290,531
	Restaurants – 0.5%
1,500,000	1011778 B.C. ULC / New Red Finance, Inc. (e)	4.00%	10/15/30	1,363,618
	Total Foreign Corporate Bonds and Notes			1,674,935
	(Cost $1,662,070)

Shares	Description	Value
COMMON STOCKS – 0.0%
	Pharmaceuticals – 0.0%
150,392	Akorn, Inc. (f) (g) (h)	11,280
	(Cost $1,724,086)
RIGHTS – 0.0%
	Life Sciences Tools & Services – 0.0%
1	New Millennium Holdco, Inc., Corporate Claim Trust, no expiration date (h) (i) (j) (k)	0
1	New Millennium Holdco, Inc., Lender Claim Trust, no expiration date (h) (i) (j) (k)	0
	Total Rights	0
	(Cost $0)
MONEY MARKET FUNDS (c) – 0.7%
1,866,524	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 4.51% (l)	1,866,524
	(Cost $1,866,524)
	Total Investments – 116.8%	329,905,760
	(Cost $330,843,502)
	Outstanding Loans – (12.0)%	(34,000,000)
	Net Other Assets and Liabilities – (4.8)%	(13,469,573)
	Net Assets – 100.0%	$282,436,187

(a)
Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the SOFR obtained from the U.S. Department of the Treasury’s Office of Financial Research or another major financial institution, (ii) the lending rate offered by one or more major European banks, such as the synthetic LIBOR, (iii) the prime rate offered by one or more
United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a SOFR or synthetic LIBOR floor that establishes a minimum SOFR or synthetic LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical SOFR or synthetic LIBOR period, spread and floor, but different SOFR or synthetic LIBOR reset dates.

(b)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(c)	All or a portion of these securities serve as collateral for the outstanding loan unless otherwise indicated. At November 30, 2024, the segregated value of these securities amounts to $328,986,734.
(d)	This security does not serve as collateral for the outstanding loan.
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2024 (Unaudited)
(e)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At November 30, 2024, securities noted as such amounted to $17,227,913 or
6.1% of net assets.

(f)	This issuer has filed for protection in bankruptcy court.
(g)
Security received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers (see Note 2D - Restricted Securities in the Notes to Financial Statements).

(h)	Non-income producing security.
(i)
This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Fund’s Board of
Trustees, and in accordance with the provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At
November 30, 2024, securities noted as such are valued at $0 or 0.0% of net assets.

(j)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(k)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(l)	Rate shown reflects yield as of November 30, 2024.

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
USD	– United States Dollar

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of November 30, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 11/30/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Senior Floating-Rate Loan Interests*	$310,800,043	$—	$310,800,043	$—
Corporate Bonds and Notes*	15,552,978	—	15,552,978	—
Foreign Corporate Bonds and Notes*	1,674,935	—	1,674,935	—
Common Stocks*	11,280	—	11,280	—
Rights*	— **	—	—	— **
Money Market Funds	1,866,524	1,866,524	—	—
Total Investments	$329,905,760	$1,866,524	$328,039,236	$— **

*	See Portfolio of Investments for industry breakout.
**	Investments are valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statement of Assets and Liabilities
November 30, 2024 (Unaudited)

ASSETS:
Investments, at value	$ 329,905,760
Cash	258,786
Receivables:
Investment securities sold	11,147,294
Interest	1,467,796
Prepaid expenses	8,950
Unrealized appreciation on unfunded loan commitments	2,269
Total Assets	342,790,855
LIABILITIES:
Outstanding loans	34,000,000
Payables:
Investment securities purchased	25,837,378
Investment advisory fees	194,201
Interest and fees on loans	189,118
Audit and tax fees	47,731
Legal fees	43,656
Administrative fees	22,623
Trustees’ fees and expenses	8,739
Custodian fees	6,276
Shareholder reporting fees	2,228
Transfer agent fees	1,587
Financial reporting fees	783
Other liabilities	348
Total Liabilities	60,354,668
NET ASSETS	$282,436,187
NET ASSETS consist of:
Paid-in capital	$ 346,155,528
Par value	259,834
Accumulated distributable earnings (loss)	(63,979,175)
NET ASSETS	$282,436,187
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$10.87
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	25,983,388
Investments, at cost	$330,843,502
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statement of Operations
For the Six Months Ended November 30, 2024 (Unaudited)

INVESTMENT INCOME:
Interest	$ 12,859,326
Other	87,033
Total investment income	12,946,359
EXPENSES:
Interest and fees on loans	1,251,418
Investment advisory fees	1,194,110
Administrative fees	102,119
Legal fees	48,226
Shareholder reporting fees	40,737
Audit and tax fees	38,199
Trustees’ fees and expenses	26,129
Listing expense	13,158
Transfer agent fees	10,023
Financial reporting fees	4,637
Custodian fees	4,299
Other	15,411
Total expenses	2,748,466
NET INVESTMENT INCOME (LOSS)	10,197,893
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(743,168)
Net change in unrealized appreciation (depreciation) on:
Investments	1,570,101
Unfunded loan commitments	(913)
Net change in unrealized appreciation (depreciation)	1,569,188
NET REALIZED AND UNREALIZED GAIN (LOSS)	826,020
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 11,023,913
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statements of Changes in Net Assets

	Six Months Ended 11/30/2024 (Unaudited)	Year Ended 5/31/2024
OPERATIONS:
Net investment income (loss)	$ 10,197,893	$ 23,571,320
Net realized gain (loss)	(743,168)	(1,083,282)
Net change in unrealized appreciation (depreciation)	1,569,188	9,633,891
Net increase (decrease) in net assets resulting from operations	11,023,913	32,121,929
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(15,122,332)	(23,583,385)
Return of capital	—	(6,661,278)
Total distributions to shareholders	(15,122,332)	(30,244,663)
Total increase (decrease) in net assets	(4,098,419)	1,877,266
NET ASSETS:
Beginning of period	286,534,606	284,657,340
End of period	$ 282,436,187	$ 286,534,606
COMMON SHARES:
Common Shares at end of period	25,983,388	25,983,388
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statement of Cash Flows
For the Six Months Ended November 30, 2024 (Unaudited)

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$11,023,913
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(235,670,054)
Sales, maturities and paydown of investments	234,719,536
Net amortization/accretion of premiums/discounts on investments	1,333,771
Net realized gain/loss on investments	743,168
Net change in unrealized appreciation/depreciation on investments and unfunded loan commitments	(1,569,188)
Changes in assets and liabilities:
Increase in interest receivable	(323,858)
Decrease in prepaid expenses	12,426
Decrease in interest and fees payable on loans	(34,909)
Decrease in investment advisory fees payable	(9,575)
Decrease in audit and tax fees payable	(35,459)
Increase in legal fees payable	34,807
Decrease in shareholder reporting fees payable	(21,922)
Decrease in administrative fees payable	(749)
Increase in custodian fees payable	2,704
Decrease in transfer agent fees payable	(127)
Increase in trustees’ fees and expenses payable	122
Increase in financial reporting fees payable	12
Decrease in other liabilities payable	(1,803)
Cash provided by operating activities		$10,202,815
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(15,122,332)
Repayment of borrowings	(41,000,000)
Proceeds from borrowings	44,000,000
Cash used in financing activities		(12,122,332)
Decrease in cash		(1,919,517)
Cash at beginning of period		2,178,303
Cash at end of period		$258,786
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$1,286,327
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Financial Highlights
For a Common Share outstanding throughout each period

	Six Months Ended 11/30/2024 (Unaudited)	Year Ended May 31,
2024		2023	2022	2021	2020
Net asset value, beginning of period	$ 11.03	$ 10.96	$ 11.30	$ 12.70	$ 12.46	$ 13.70
Income from investment operations:
Net investment income (loss)	0.39 (a)	0.91 (a)	0.78	0.56	0.55	0.67
Net realized and unrealized gain (loss)	0.03	0.32	(0.23)	(0.99)	0.90	(0.97)
Total from investment operations	0.42	1.23	0.55	(0.43)	1.45	(0.30)
Distributions paid to shareholders from:
Net investment income	(0.58)	(0.90)	(0.79)	(0.57)	(0.56)	(0.69)
Return of capital	—	(0.26)	(0.10)	(0.40)	(0.69)	(0.25)
Total distributions paid to Common Shareholders	(0.58)	(1.16)	(0.89)	(0.97)	(1.25)	(0.94)
Common Share repurchases	—	—	—	—	0.04	—
Net asset value, end of period	$10.87	$11.03	$10.96	$11.30	$12.70	$12.46
Market value, end of period	$10.44	$10.47	$9.56	$10.90	$12.60	$11.12
Total return based on net asset value (b)	4.53%	12.96%	6.01%	(3.64)%	13.51%	(1.38)%
Total return based on market value (b)	5.47%	22.93%	(4.14)%	(6.31)%	26.18%	0.65%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 282,436	$ 286,535	$ 284,657	$ 293,716	$ 329,619	$ 332,267
Ratio of total expenses to average net assets	1.94% (c)	2.45%	2.08%	1.67%	1.70%	2.35%
Ratio of total expenses to average net assets excluding interest expense	1.06% (c)	1.14%	1.13%	1.24%	1.30%	1.26%
Ratio of net investment income (loss) to average net assets	7.20% (c)	8.20%	6.97%	4.64%	4.37%	4.98%
Portfolio turnover rate	63%	98%	67%	45%	78%	64%
Indebtedness:
Total loans outstanding (in 000’s)	$ 34,000	$ 31,000	$ 48,000	$ 116,000	$ 136,000	$ 119,000
Asset coverage per $1,000 of indebtedness (d)	$ 9,307	$ 10,243	$ 6,930	$ 3,532	$ 3,424	$ 3,792

(a)	Based on average shares outstanding.
(b)
Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in
Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(c)	Annualized.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the loans outstanding) from the Fund’s total assets, and dividing by the outstanding loans balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2024 (Unaudited)
1. Organization
First Trust Senior Floating Rate Income Fund II (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FCT” on the New York Stock Exchange (“NYSE”).
The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its investment objectives by investing primarily in a portfolio of senior secured floating-rate corporate loans (“Senior Loans”)(1). Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a diversified portfolio of Senior Loans. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Senior Loans are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor’s Pricing Committee may value such Senior Loan at a fair value according to procedures approved by the Fund’s Board of Trustees, and in accordance with the provisions of the 1940 Act and rules thereunder. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:
 1)
the most recent price provided by a pricing service;

(1)
The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2024 (Unaudited)
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of the security;
 6)
the financial statements of the borrower, or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities (or equity securities) of the borrower, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s management;
13)
the prospects for the borrower’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
14)
the borrower’s competitive position within the industry;
15)
the borrower’s ability to access additional liquidity through public and/or private markets; and
16)
other relevant factors.
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2024 (Unaudited)
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•
Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•
Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
 o
Quoted prices for similar investments in active markets.
 o
Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
 o
Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
 o
Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•
Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of November 30, 2024, is included with the Fund’s Portfolio of Investments.
B. Security Transactions and Investment Income
Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized to the earliest call date of each respective borrowing.
As of October 1, 2024, the United Kingdom’s Financial Conduct Authority ceased all London Interbank Offered Rate (“LIBOR”) publications. Transitioning to the Secured Overnight Financing Rate (“SOFR”), or any alternative reference rate, may affect the value, liquidity or return on certain investments previously based on LIBOR.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At November 30, 2024, the Fund had no when-issued, delayed-delivery or forward purchase commitments (other than the unfunded commitments discussed below).
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. Unfunded loan commitments are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. Unfunded loan commitments are categorized as Level 2 within the fair value hierarchy. In connection with these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount. The commitment fees, if any, are included in “Other” under

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2024 (Unaudited)
Investment Income on the Statement of Operations. As of November 30, 2024, the Fund had the following unfunded loan commitments:

Borrower	Principal Value	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Alter Domus (Chrysaor Bidco SARL), Term Loan	$ 35,060	$ 35,066	$ 35,323	$ 257
Hanger, Inc., Term Loan	72,845	72,484	73,657	1,173
R1 RCM, Inc. (Raven Acq. Holdings LLC), Term Loan	51,624	51,367	51,966	599
Signia Aerospace LLC, Term Loan	47,859	47,739	47,979	240
		$206,656	$208,925	$2,269
D. Restricted Securities
The Fund holds restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of November 30, 2024, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.
Security	Acquisition Date	Shares	Current Price	Carrying Cost	Value	% of Net Assets
Akorn, Inc.	10/15/2020	150,392	$0.08	$1,724,086	$11,280	0.00%*
* Amount is less than 0.01%.
E. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended May 31, 2024, was as follows:
Distributions paid from:
Ordinary income	$23,583,385
Capital gains	—
Return of capital	6,661,278

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2024 (Unaudited)
As of May 31, 2024, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(57,373,687)
Net unrealized appreciation (depreciation)	(2,507,069)
Total accumulated earnings (losses)	(59,880,756)
Other	—
Paid-in capital	346,415,362
Total net assets	$286,534,606
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At May 31, 2024, the Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $57,373,687.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended May 31, 2024, the Fund did not incur any late year capital losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2021, 2022, 2023, and 2024 remain open to federal and state audit. As of November 30, 2024, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of November 30, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$330,843,502	$2,711,004	$(3,648,746)	$(937,742)
G. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.75% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2024 (Unaudited)
The Bank of New York Mellon (“BNY”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNY is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNY is responsible for custody of the Fund’s assets. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended November 30, 2024, were $210,325,483 and $205,043,091, respectively.
5. Borrowings
The Fund has a committed facility agreement (the “Credit Agreement”) with The Toronto-Dominion Bank, New York Branch that has a maximum commitment amount of $126,000,000. The borrowing rate under the Credit Agreement is equal to Term SOFR plus 1.05%. In addition, under the Credit Agreement, the Fund pays a commitment fee of 35 basis points (“bps”) on the undrawn amount of the facility when the utilization is below 90% of the maximum commitment amount. For the six months ended November 30, 2024, the average amount outstanding was $34,775,956 with the average weighted average interest rate of 3.07%. As of November 30, 2024, the Fund had outstanding borrowings of $34,000,000, which approximates fair value, under the Credit Agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates for the six months ended November 30, 2024, were 6.45% and 5.64%, respectively. The weighted average interest rate at November 30, 2024 was 5.72%. The interest and fees are included in “Interest and fees on loans” on the Statement of Operations.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2024 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)
If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)
If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 43006, Providence, RI 02940-3006.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891 or emailing info@ftportfolios.com; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

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November 30, 2024 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on September 9, 2024. At the Annual Meeting, Denise M. Keefe and Niel B. Nielson were elected by the Common Shareholders of the First Trust Senior Floating Rate Income Fund II as Class II Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2027. The number of votes cast in favor of Ms. Keefe was 20,598,202 and the number of votes withheld was 633,618. The number of votes cast in favor of Mr. Nielson was 20,229,716 and the number of votes withheld was 1,002,104. James A. Bowen, Richard E. Erickson, Robert F. Keith, Thomas R. Kadlec, and Bronwyn Wright are the other current and continuing Trustees.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review. The order of the below risk factors does not indicate the significance of any particular risk factor.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or such credit rating agency’s ability to evaluate creditworthiness and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer or other obligated party of a debt security in the Fund’s portfolio will fail to pay, or it is perceived that it will fail to pay, dividends or interest and/or repay principal, when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are more susceptible to default or decline in market value than investment grade securities due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.

Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and expect to continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Additionally, challenges in commercial real estate markets, including rising interest rates, declining valuations and increasing vacancies, could have a broader impact on financial markets. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. The change in administration resulting from the 2024 United States national elections could result in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts

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November 30, 2024 (Unaudited)
between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. A future public health crisis and the ensuing policies enacted by governments and central banks may cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Additionally, cyber security breaches of both government and non-government entities could have negative impacts on infrastructure and the ability of such entities, including the Fund, to operate properly. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent or custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.

Health Care Companies Risk. Through the Fund’s investments in senior loans, the Fund may be significantly exposed to companies in the health care sector.  Health care companies are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services. These companies are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

Illiquid Securities Risk. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. Although the resale or secondary market for senior loans is growing, it is currently limited. There is no organized exchange or board of trade on which senior loans are traded. Instead, the secondary market for senior loans is an unregulated inter-dealer or inter-bank resale market. In addition, senior loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of senior loans. Depending on market conditions, the Fund may have difficulty disposing its senior loans, which may adversely impact its ability to obtain cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

Information Technology Companies Risk. Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition

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First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2024 (Unaudited)
for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.

Interest Rate Risk. The yield on the Fund’s common shares will tend to rise or fall as market interest rates rise and fall, as senior loans pay interest at rates which float in response to changes in market rates. Changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value.

Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and (iv) when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.

Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Investments held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by real or perceived adverse economic conditions, political events, regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.
Non-U.S. Securities Risk. The Fund may invest a portion of its assets in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region.
Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody.  Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objectives. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with

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First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2024 (Unaudited)
the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.

Prepayment Risk. Loans are subject to prepayment risk. Prepayment risk is the risk that the borrower on a loan will repay principal (in part or in whole) prior to the scheduled maturity date. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, interest rates, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called instruments at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, level of distributions or the overall return of the Fund.
Risks Associated with Investments in Distressed Issuers. The Fund may invest in instruments of distressed issuers, including firms that have defaulted on their debt obligations and/or filed for bankruptcy protection.  Investing in such investments involves a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” value. These investments are highly speculative with respect to the issuer’s ability to continue to make interest payments and/or to pay its principal obligations in full; can be very difficult to properly value, making them susceptible to a high degree of price volatility and rendering them less liquid than performing debt obligations; and, for issuers involved in a bankruptcy proceeding, can be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement.
Second Lien Loan Risk. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans are typically secured by a second priority security interest or lien on specified collateral securing the borrower’s obligation under the interest. Because second lien loans are second to first lien loans, they present a greater degree of investment risk. Specifically, these loans are subject to the additional risk that the cash flow of the borrower and property securing the loan may be insufficient to meet scheduled payments after giving effect to those loans with a higher priority. In addition, loans that have a lower than first lien priority on collateral of the borrower generally have greater price volatility than those loans with a higher priority and may be less liquid.
Senior Loan Risk. The Fund invests in senior loans and therefore is subject to the risks associated therewith.  Investments in senior loans are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk (which may be heightened because of the limited public information available regarding senior loans and because loan borrowers may be leveraged and tend to be more adversely affected by changes in market or economic conditions).  Further, no active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans.  Senior loans may not be considered “securities” and the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws.
In the event a borrower fails to pay scheduled interest or principal payments on a senior loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the senior loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund’s common shares. If the Fund acquires a senior loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although senior loans may be secured by specific collateral, the value of the collateral may not equal the Fund’s investment when the senior loan is acquired or may decline below the principal amount of the senior loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the senior loan to be under collateralized. Therefore, the liquidation of the collateral underlying a senior loan may not satisfy the issuer’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated. The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the Fund’s ability to reprice credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential

Additional Information (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2024 (Unaudited)
loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.

Valuation Risk. The valuation of senior loans may carry more risk than that of common stock. Because the secondary market for senior loans is limited, it may be difficult to value the loans held by the Fund.  Market quotations may not be readily available for some senior loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation of senior loans than for securities with a secondary market, because there is less reliable objective data available.  These difficulties may lead to inaccurate asset pricing.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Investment Management Agreement
Board Considerations Regarding Approval of Continuation of Investment Management Agreement
The Board of Trustees of First Trust Senior Floating Rate Income Fund II (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”).  The Board approved the continuation of the Agreement for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024.  The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 16, 2024. April 25, 2024 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor; and information on the Advisor’s compliance program.  The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor.  Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangement between the Fund and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.  The Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor’s Leveraged Finance Investment Team is responsible for the day-to-day management of the Fund’s investments.  The Board considered the background and experience of the members of the Leveraged Finance Investment Team and noted the Board’s prior meetings with members of the Team.  The Board considered the Advisor’s statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the

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First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2024 (Unaudited)
operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the advisory fee rate payable under the Agreement for the services provided.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund and non-fund clients, as applicable.  With respect to the Expense Group, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating a relevant peer group for the Fund.  The Board took these limitations into account in considering the peer data.  Based on the information provided, the Board noted that the contractual advisory fee rate payable by the Fund, based on average managed assets, was below the median contractual advisory fee of the peer funds in the Expense Group.  With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability.  In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2023 to the performance of the funds in the Performance Universe and to that of a benchmark index.  In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund.  Based on the information provided on net asset value performance, the Board noted that the Fund underperformed the Performance Universe median and the benchmark index for the one- and three-year periods ended December 31, 2023, outperformed the Performance Universe median and underperformed the benchmark index for the five-year period ended December 31, 2023, and performed equal to the Performance Universe median and underperformed the benchmark index for the ten-year period ended December 31, 2023.  In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns.  The Board also received information on the Fund’s annual distribution rate as of December 31, 2023 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund, and the ongoing oversight by the Board, the Board concluded that the advisory fee continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale.  The Board noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board concluded that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2023 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.  The Board also noted that the Advisor does not utilize soft dollars in connection with the Fund.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
TRANSFER AGENT
Computershare, Inc.
P.O. Box 43006
Providence, RI 02940
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

First Trust Senior Floating Rate Income Fund II (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the currently effective Code of Ethics will be filed with the Registrant’s annual Form N-CSR.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to semi-annual reports on Form N-CSR.
(b)	Not applicable to the Registrant.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the Registrant’s Semi-annual Report, which is included as Item 1 of this Form N-CSR.
(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to the Registrant.
(b)	Not applicable to the Registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable to the Registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This statement is included in the Registrant’s Semi-annual Report filed under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports on Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual reports on Form N-CSR.
(b)	There have been no changes, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this item in the Registrant’s most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Registrant did not engage in any securities lending activity during its most recent fiscal year.

(b)	The Registrant did not engage in any securities lending activity and no services were provided by the securities lending agent to the Registrant during its most recent fiscal year.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 19. Exhibits.

(a)(1)	Not applicable to the Registrant.

(a)(2)	Not applicable to the Registrant.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable to the Registrant.

(a)(5)	Not applicable to the Registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Trust Senior Floating Rate Income Fund II
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 31, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 31, 2025
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	January 31, 2025

* Print the name and title of each signing officer under his or her signature.